                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 20, 2001


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

             Ohio                        0-8076                   31-0854434
 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

             Fifth Third Center
  38 Fountain Square Plaza, Cincinnati, Ohio                          45263
  (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report)

Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Management Discussion of Trends



Item 9.    Regulation FD Disclosure

     To assist investors, financial analysts and other interested parties in their analysis of Fifth Third Bancorp, the Registrant developed the document attached as Exhibit 99.1 to this Form 8-K. This document, incorporated herein by reference, is furnished, not filed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIFTH THIRD BANCORP
                                               (Registrant)



March 20, 2001                                 /s/ Neal E. Arnold
                                               ----------------------------
                                               Neal E. Arnold
                                               Executive Vice President
                                               and Chief Financial Officer